JPMorgan Emerging Markets Debt Fund
Schedule of Portfolio Investments as of November 30, 2025
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2025.

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 73.0%
Angola — 1.4%
Republic of Angola
8.25%, 5/9/2028 (a)	1,292	1,286
8.00%, 11/26/2029 (a)	1,900	1,833
9.24%, 1/15/2031 (b)	2,200	2,173
8.75%, 4/14/2032 (a)	4,800	4,584
9.13%, 11/26/2049 (a)	3,502	2,972
		12,848
Argentina — 3.6%
Argentine Republic
0.75%, 7/9/2030 (c)	5,760	4,763
0.76%, 7/9/2030 (c)	3,700	2,320
4.12%, 7/9/2035 (c)	20,974	14,915
0.00%, 12/15/2035 (d)	14,000	392
5.00%, 1/9/2038 (c)	1,821	1,359
3.50%, 7/9/2041 (c)	12,528	8,350
4.12%, 7/9/2046 (c)	2,482	1,710
		33,809
Azerbaijan — 0.1%
Republic of Azerbaijan 3.50%, 9/1/2032 (a)	850	793
Bahamas — 0.4%
Commonwealth of the Bahamas
8.95%, 10/15/2032 (a)	1,645	1,825
8.25%, 6/24/2036 (b)	2,148	2,327
		4,152
Bahrain — 2.2%
Kingdom of Bahrain
7.00%, 10/12/2028 (a)	1,460	1,519
6.75%, 9/20/2029 (a)	9,506	9,881
5.45%, 9/16/2032 (a)	4,787	4,633
5.25%, 1/25/2033 (a)	2,800	2,665
6.63%, 10/6/2037 (b)	2,200	2,207
		20,905
Barbados — 0.5%
Barbados Government Bond 8.00%, 6/26/2035 (b)	4,258	4,462
Benin — 0.3%
Benin Government Bond
7.96%, 2/13/2038 (a)	1,405	1,428
8.38%, 1/23/2041 (a)	1,300	1,345
		2,773
Bolivia, Plurinational State of — 0.2%
Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	2,224	2,042
Bosnia And Herzegovina — 0.1%
Federation of Bosnia & Herzegovina Eurobond 5.50%, 7/17/2030 (b)	EUR951	1,146

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Brazil — 2.9%
Federative Republic of Brazil
6.00%, 10/20/2033	5,920	6,026
8.25%, 1/20/2034	2,667	3,118
6.63%, 3/15/2035	4,972	5,141
4.75%, 1/14/2050	8,037	5,943
7.13%, 5/13/2054	2,250	2,255
Notas do Tesouro Nacional 10.00%, 1/1/2035	BRL30,000	4,687
		27,170
Bulgaria — 0.5%
Bulgaria Government Bond
3.38%, 7/18/2035 (a)	EUR1,000	1,149
4.13%, 7/18/2045 (a)	EUR1,200	1,362
Republic of Bulgaria 5.00%, 3/5/2037 (a)	1,900	1,905
		4,416
Chile — 0.3%
Republic of Chile 2.55%, 1/27/2032	3,100	2,779
Colombia — 2.5%
Republic of Colombia
3.00%, 1/30/2030	1,000	901
3.13%, 4/15/2031	2,590	2,248
8.00%, 11/14/2035	5,100	5,498
5.20%, 5/15/2049	1,800	1,336
4.13%, 5/15/2051	4,529	2,849
8.75%, 11/14/2053	6,763	7,561
8.38%, 11/7/2054	3,000	3,207
		23,600
Costa Rica — 1.2%
Republic of Costa Rica
6.13%, 2/19/2031 (a)	1,105	1,154
5.63%, 4/30/2043 (a)	348	329
7.00%, 4/4/2044 (a)	2,000	2,160
7.16%, 3/12/2045 (a)	3,260	3,554
7.30%, 11/13/2054 (b)	907	1,006
7.30%, 11/13/2054 (a)	3,112	3,452
		11,655
Dominican Republic — 1.6%
Dominican Republic Government Bond
5.95%, 1/25/2027 (a)	678	685
6.00%, 7/19/2028 (a)	2,222	2,275
4.50%, 1/30/2030 (a)	4,500	4,375
4.88%, 9/23/2032 (a)	3,860	3,680
7.15%, 2/24/2055 (b)	1,957	2,088
5.88%, 1/30/2060 (a)	1,951	1,738
		14,841

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Ecuador — 1.5%
Republic of Ecuador
6.90%, 7/31/2030 (a) (c)	1,090	1,060
6.90%, 7/31/2035 (a) (c)	10,114	8,638
5.00%, 7/31/2040 (a) (c)	5,442	4,108
		13,806
Egypt — 3.4%
Arab Republic of Egypt
24.46%, 10/1/2027	EGP150,800	3,209
HB, 22.58%, 1/7/2028	EGP274,190	5,791
HB, 21.33%, 5/6/2028	EGP118,000	2,404
8.63%, 2/4/2030 (b)	5,444	5,895
5.88%, 2/16/2031 (a)	3,210	3,108
7.05%, 1/15/2032 (a)	900	904
8.50%, 1/31/2047 (a)	3,747	3,499
7.90%, 2/21/2048 (a)	3,256	2,863
8.88%, 5/29/2050 (a)	1,450	1,394
8.75%, 9/30/2051 (a)	2,050	1,931
7.50%, 2/16/2061 (a)	1,100	911
		31,909
El Salvador — 0.8%
Republic of El Salvador
0.25%, 4/17/2030 (b)	4,250	98
9.25%, 4/17/2030 (a)	1,682	1,807
7.12%, 1/20/2050 (a)	4,171	3,748
9.50%, 7/15/2052 (a)	1,700	1,884
		7,537
Ethiopia — 0.0% ^
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	321	324
Gabon — 0.2%
Gabonese Republic
9.50%, 2/18/2029 (a)	1,000	868
6.63%, 2/6/2031 (a)	980	737
		1,605
Ghana — 0.9%
Republic of Ghana
5.00%, 7/3/2035 (b) (c)	2,124	1,879
5.00%, 7/3/2035 (a) (c)	8,000	7,075
		8,954
Guatemala — 1.2%
Republic of Guatemala
4.90%, 6/1/2030 (b)	1,424	1,412
4.90%, 6/1/2030 (a)	5,092	5,050
5.38%, 4/24/2032 (a)	600	602
3.70%, 10/7/2033 (a)	2,736	2,430

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Guatemala—continued
6.25%, 8/15/2036 (b)	1,338	1,392
6.55%, 2/6/2037 (a)	600	638
		11,524
Honduras — 1.2%
Republic of Honduras
8.63%, 11/27/2034 (b)	2,120	2,327
8.63%, 11/27/2034 (a)	8,600	9,438
		11,765
Hungary — 1.8%
Hungary Government Bond
2.13%, 9/22/2031 (a)	5,970	5,131
5.50%, 6/16/2034 (a)	3,200	3,237
5.50%, 3/26/2036 (a)	1,849	1,849
3.13%, 9/21/2051 (b)	1,394	864
3.13%, 9/21/2051 (a)	7,915	4,903
Magyar Export-Import Bank Zrt. 6.13%, 12/4/2027 (b)	1,220	1,257
		17,241
Indonesia — 1.8%
Republic of Indonesia
4.75%, 2/11/2029	3,200	3,254
8.50%, 10/12/2035 (a)	3,100	3,968
6.63%, 2/17/2037 (a)	3,195	3,638
3.05%, 3/12/2051	5,743	3,864
5.10%, 2/10/2054	1,400	1,351
5.15%, 9/10/2054	1,400	1,366
		17,441
Iraq — 0.1%
Republic of Iraq 5.80%, 1/15/2028 (a)	1,063	1,059
Ivory Coast — 1.4%
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (a)	2,640	2,670
6.13%, 6/15/2033 (a)	1,400	1,352
8.08%, 4/1/2036 (b)	1,343	1,394
8.25%, 1/30/2037 (b)	7,199	7,513
		12,929
Jordan — 1.3%
Hashemite Kingdom of Jordan
5.75%, 1/31/2027 (a)	1,000	1,001
7.50%, 1/13/2029 (b)	2,090	2,194
7.50%, 1/13/2029 (a)	2,000	2,100
5.75%, 11/12/2032 (b)	3,765	3,704
7.38%, 10/10/2047 (a)	2,900	2,895
		11,894

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Kenya — 0.9%
Republic of Kenya
9.75%, 2/16/2031 (a)	1,910	2,037
8.00%, 5/22/2032 (a)	4,430	4,409
6.30%, 1/23/2034 (a)	1,800	1,568
8.80%, 10/9/2038 (b)	821	794
		8,808
Lebanon — 0.7%
Lebanese Republic
6.38%, 3/9/2020 (a) (e)	18,607	4,084
6.15%, 6/19/2020 (a) (e)	720	158
6.85%, 3/23/2027 (a) (e)	2,184	480
6.65%, 11/3/2028 (a) (e)	7,095	1,557
6.65%, 2/26/2030 (a) (e)	1,456	320
		6,599
Mexico — 2.5%
Mex Bonos Desarr Fix Rt 8.50%, 2/28/2030	MXN78,500	4,332
United Mexican States
6.35%, 2/9/2035	6,153	6,483
6.34%, 5/4/2053	1,693	1,641
6.40%, 5/7/2054	3,995	3,893
7.38%, 5/13/2055	7,130	7,815
		24,164
Mongolia — 0.3%
State of Mongolia
3.50%, 7/7/2027 (a)	1,300	1,256
8.65%, 1/19/2028 (a)	600	638
4.45%, 7/7/2031 (a)	510	468
		2,362
Morocco — 0.5%
Kingdom of Morocco
5.95%, 3/8/2028 (b)	2,580	2,656
5.95%, 3/8/2028 (a)	2,200	2,265
		4,921
Nigeria — 2.9%
Federal Republic of Nigeria
6.13%, 9/28/2028 (a)	2,435	2,412
7.14%, 2/23/2030 (a)	7,700	7,788
9.63%, 6/9/2031 (b)	400	446
7.38%, 9/28/2033 (a)	4,220	4,145
10.38%, 12/9/2034 (b)	1,200	1,389
10.38%, 12/9/2034 (a)	1,600	1,853
7.70%, 2/23/2038 (a)	1,985	1,943

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Nigeria—continued
9.13%, 1/13/2046 (b)	1,500	1,591
7.63%, 11/28/2047 (a)	6,604	6,115
		27,682
Oman — 2.2%
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (a)	12,520	12,796
6.50%, 3/8/2047 (a)	4,259	4,633
7.00%, 1/25/2051 (a)	3,100	3,558
		20,987
Pakistan — 0.9%
Islamic Republic of Pakistan
7.38%, 4/8/2031 (a)	5,037	4,946
8.88%, 4/8/2051 (a)	4,125	3,950
		8,896
Panama — 2.6%
Republic of Panama
6.40%, 2/14/2035	3,751	3,912
6.88%, 1/31/2036	5,800	6,223
8.00%, 3/1/2038	1,800	2,072
4.30%, 4/29/2053	8,530	6,312
4.50%, 1/19/2063	8,445	6,241
		24,760
Paraguay — 1.4%
Republic of Paraguay
7.90%, 2/9/2031 (b)	PYG9,621,000	1,315
4.95%, 4/28/2031 (a)	2,790	2,812
3.85%, 6/28/2033 (a)	400	374
6.00%, 2/9/2036 (b)	640	678
5.60%, 3/13/2048 (a)	4,900	4,662
5.40%, 3/30/2050 (a)	4,116	3,803
		13,644
Peru — 1.8%
Republic of Peru
3.00%, 1/15/2034	4,150	3,621
5.38%, 2/8/2035	8,514	8,753
2.78%, 12/1/2060	8,200	4,623
		16,997
Philippines — 1.1%
Republic of Philippines
4.63%, 7/17/2028	1,210	1,228
3.56%, 9/29/2032	2,200	2,084
5.95%, 10/13/2047	2,700	2,881

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Philippines—continued
5.50%, 1/17/2048	1,478	1,498
5.90%, 2/4/2050	2,800	2,974
		10,665
Poland — 0.5%
Republic of Poland
5.75%, 11/16/2032	1,527	1,643
4.88%, 10/4/2033	1,933	1,964
5.50%, 4/4/2053	690	670
		4,277
Romania — 3.4%
Romania Government Bond
3.00%, 2/27/2027 (a)	4,230	4,150
7.13%, 1/17/2033 (b)	500	542
2.00%, 4/14/2033 (a)	EUR2,000	1,890
6.38%, 1/30/2034 (b)	2,044	2,108
6.38%, 1/30/2034 (a)	2,588	2,670
6.00%, 5/25/2034 (a)	1,430	1,440
5.75%, 3/24/2035 (b)	4,362	4,266
5.75%, 3/24/2035 (a)	2,900	2,836
6.63%, 5/16/2036 (b)	2,600	2,684
7.50%, 2/10/2037 (b)	3,760	4,124
6.13%, 10/7/2037 (b)	EUR2,000	2,331
7.63%, 1/17/2053 (a)	2,744	3,013
		32,054
Saudi Arabia — 2.9%
Kingdom of Saudi Arabia
4.75%, 1/16/2030 (b)	6,949	7,083
4.50%, 4/17/2030 (a)	10,220	10,329
5.50%, 10/25/2032 (a)	3,800	4,037
2.25%, 2/2/2033 (b)	3,047	2,623
5.00%, 1/16/2034 (b)	1,600	1,642
4.63%, 10/4/2047 (a)	2,180	1,921
		27,635
Senegal — 0.2%
Republic of Senegal 6.25%, 5/23/2033 (a)	3,645	2,223
Serbia — 0.5%
Republic of Serbia
6.50%, 9/26/2033 (b)	800	863
6.50%, 9/26/2033 (a)	3,965	4,279
		5,142
South Africa — 3.1%
Republic of South Africa
8.50%, 1/31/2037	ZAR169,000	9,569
5.00%, 10/12/2046	6,928	5,440

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
South Africa—continued
5.65%, 9/27/2047	2,414	2,044
5.75%, 9/30/2049	9,876	8,340
7.30%, 4/20/2052	4,380	4,413
		29,806
Sri Lanka — 1.0%
Democratic Socialist Republic of Sri Lanka
4.00%, 4/15/2028 (b)	1,485	1,421
3.10%, 1/15/2030 (a) (c)	800	753
3.35%, 3/15/2033 (b) (c)	4,704	4,078
3.35%, 3/15/2033 (a) (c)	540	468
3.60%, 6/15/2035 (a) (c)	902	685
3.60%, 5/15/2036 (b) (c)	2,204	2,004
		9,409
Suriname — 0.9%
Suriname Government International Bond
7.70%, 11/6/2030 (b)	2,418	2,484
8.50%, 11/6/2035 (b)	4,820	5,189
9.00%, 12/31/2050 (a) (d)	600	716
		8,389
Turkey — 4.0%
Istanbul Metropolitan Municipality 10.50%, 12/6/2028 (b)	3,064	3,355
Republic of Turkiye (The)
HB, 37.84%, 7/14/2027	TRY175,000	4,220
9.88%, 1/15/2028	1,635	1,798
9.13%, 7/13/2030	6,000	6,852
7.63%, 5/15/2034	2,454	2,636
6.80%, 11/4/2036	7,000	7,035
4.88%, 4/16/2043	9,615	7,401
5.75%, 5/11/2047	4,450	3,659
Turkiye Ihracat Kredi Bankasi A/S 6.38%, 10/3/2030 (b)	1,228	1,227
		38,183
Ukraine — 1.8%
Ukraine Government Bond
4.50%, 2/1/2029 (a) (c)	1,105	792
0.00%, 2/1/2030 (b) (c)	742	411
4.50%, 2/1/2034 (b) (c)	817	478
4.50%, 2/1/2034 (a) (c)	3,600	2,106
4.50%, 2/1/2035 (b) (c)	2,152	1,239
0.00%, 2/1/2036 (a) (c)	7,400	4,152
4.50%, 2/1/2036 (b) (c)	1,651	937
4.50%, 2/1/2036 (a) (c)	3,794	2,153
7.75%, 5/31/2041 (d)	5,632	5,238
		17,506
United Arab Emirates — 0.2%
United Arab Emirates Government Bond 3.63%, 3/10/2033 (a)	1,600	1,441

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Uruguay — 1.9%
Oriental Republic of Uruguay
8.00%, 10/29/2035	UYU277,541	7,107
7.63%, 3/21/2036	5,232	6,362
5.25%, 9/10/2060	5,000	4,760
		18,229
Uzbekistan — 0.4%
Republic of Uzbekistan 3.70%, 11/25/2030 (a)	4,000	3,685
Venezuela, Bolivarian Republic of — 0.7%
Bolivarian Republic of Venezuela
12.75%, 8/23/2022 (a) (e)	1,900	584
8.25%, 10/13/2024 (a) (e)	2,590	702
7.65%, 4/21/2025 (a) (e)	3,213	870
11.75%, 10/21/2026 (a) (e)	3,270	1,009
9.25%, 5/7/2028 (a) (e)	1,415	422
11.95%, 8/5/2031 (a) (e)	5,543	1,713
7.00%, 3/31/2038 (a) (e)	4,707	1,349
		6,649
Zambia — 0.3%
Republic of Zambia
5.75%, 6/30/2033 (a) (c)	707	679
0.50%, 12/31/2053 (b)	2,651	1,822
		2,501
Total Foreign Government Securities (Cost $650,150)		692,993
Corporate Bonds — 20.6%
Azerbaijan — 0.0% ^
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	500	503
Bahrain — 0.5%
Bapco Energies BSC Closed 8.38%, 11/7/2028 (a)	4,200	4,530
Brazil — 0.6%
Braskem Netherlands Finance BV 4.50%, 1/31/2030 (a)	1,400	498
FS Luxembourg SARL 8.88%, 2/12/2031 (b)	877	905
Guara Norte SARL 5.20%, 6/15/2034 (b)	939	911
MV24 Capital BV 6.75%, 6/1/2034 (a)	952	935
Raizen Fuels Finance SA 6.45%, 3/5/2034 (b)	226	195
Yinson Bergenia Production BV 8.50%, 1/31/2045 (b)	890	931
Yinson Boronia Production BV 8.95%, 7/31/2042 (b)	830	902
		5,277
Chile — 2.2%
ATP Tower Holdings 7.88%, 2/3/2030 (b)	1,200	1,227
Banco de Credito e Inversiones SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.94%), 8.75%, 5/8/2029 (a) (f) (g) (h) (i)	400	430
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.77%), 7.50%, 12/12/2034 (b) (f) (g) (h) (i)	500	530

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chile — continued
Corp. Nacional del Cobre de Chile
3.00%, 9/30/2029 (a)	400	379
5.13%, 2/2/2033 (b)	443	444
5.13%, 2/2/2033 (a)	1,400	1,405
6.44%, 1/26/2036 (b)	927	1,004
6.15%, 10/24/2036 (a)	1,200	1,276
4.50%, 8/1/2047 (a)	4,371	3,580
6.30%, 9/8/2053 (b)	2,261	2,318
6.78%, 1/13/2055 (b)	3,418	3,681
Empresa de los Ferrocarriles del Estado, 3.07%, 8/18/2050 (b)	1,271	814
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 1/25/2047 (a)	770	728
Empresa Nacional del Petroleo
3.45%, 9/16/2031 (b)	799	726
5.95%, 7/30/2034 (b)	1,100	1,147
4.50%, 9/14/2047 (a)	700	585
GNL Quintero SA 4.63%, 7/31/2029 (a)	289	290
		20,564
Colombia — 1.3%
AI Candelaria -spain- SA
7.50%, 12/15/2028 (a)	556	558
5.75%, 6/15/2033 (b)	2,060	1,854
Colombia Telecomunicaciones SA ESP 4.95%, 7/17/2030 (a)	2,602	2,360
Ecopetrol SA 8.63%, 1/19/2029	4,795	5,154
EnfraGen Energia Sur SA 5.38%, 12/30/2030 (a)	2,210	2,053
		11,979
Costa Rica — 0.2%
Instituto Costarricense de Electricidad
6.75%, 10/7/2031 (b)	1,180	1,239
6.38%, 5/15/2043 (a)	802	785
		2,024
Guatemala — 0.1%
CT Trust 5.13%, 2/3/2032 (a)	800	759
India — 0.5%
Azure Power Energy Ltd. 3.58%, 8/19/2026 (a)	172	169
Greenko Dutch BV 3.85%, 3/29/2026 (b)	1,559	1,541
Greenko Power II Ltd. 4.30%, 12/13/2028 (b)	1,496	1,423
HDFC Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 3.70%, 8/25/2026 (a) (f) (g) (h) (i)	1,875	1,840
		4,973
Indonesia — 0.6%
Pertamina Persero PT
3.10%, 1/21/2030 (a)	1,200	1,135
6.50%, 5/27/2041 (a)	1,486	1,605

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Indonesia — continued
4.70%, 7/30/2049 (a)	1,660	1,421
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.25%, 5/15/2047 (a)	1,435	1,322
		5,483
Jamaica — 0.2%
Digicel International Finance Ltd. 8.63%, 8/1/2032 (b)	1,403	1,432
Kingston Airport Revenue Finance Ltd. 6.75%, 12/15/2036 (b)	400	408
		1,840
Kazakhstan — 0.5%
Development Bank of Kazakhstan JSC 4.60%, 1/31/2031 (b)	4,600	4,544
Macau — 0.0% ^
Studio City Finance Ltd. 5.00%, 1/15/2029 (a)	400	378
Mexico — 6.3%
Banco Mercantil del Norte SA
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (a) (f) (g) (h) (i)	1,200	1,222
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.30%), 8.75%, 5/20/2035 (b) (f) (g) (h) (i)	901	956
Banco Nacional de Comercio Exterior SNC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 2.72%, 8/11/2031 (b) (i)	1,720	1,677
BBVA Mexico SA Institucion de Banca Multiple Grupo Financiero BBVA Mexico
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (a) (f) (i)	1,068	1,044
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 8.45%, 6/29/2038 (a) (f) (i)	1,200	1,318
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (a) (f) (i)	400	391
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 7.20%, 6/10/2030 (b) (g) (h) (i)	1,374	1,423
Cometa Energia SA de CV 6.38%, 4/24/2035 (a)	1,764	1,829
Comision Federal de Electricidad
3.35%, 2/9/2031 (a)	1,000	903
3.35%, 2/9/2031 (b)	2,719	2,454
4.68%, 2/9/2051 (b)	642	485
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.25%, 1/31/2041 (b)	1,538	1,611
Mexico City Airport Trust
3.88%, 4/30/2028 (a)	1,000	975
5.50%, 10/31/2046 (a)	2,100	1,845
Petroleos Mexicanos
8.75%, 6/2/2029	3,526	3,773
6.84%, 1/23/2030	4,000	4,050
5.95%, 1/28/2031	5,000	4,820
6.70%, 2/16/2032	7,720	7,649
6.63%, 6/15/2035	2,800	2,642
6.35%, 2/12/2048	1,600	1,250
7.69%, 1/23/2050	15,065	13,433
Saavi Energia SARL 8.88%, 2/10/2035 (b)	2,453	2,626
Tierra Mojada Luxembourg II SARL 5.75%, 12/1/2040 (a)	1,669	1,648
		60,024

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Morocco — 0.9%
OCP SA
6.10%, 4/30/2030 (b)	2,013	2,098
5.13%, 6/23/2051 (a)	5,600	4,627
7.50%, 5/2/2054 (b)	1,646	1,821
		8,546
Oman — 0.2%
EDO Sukuk Ltd. 5.88%, 9/21/2033 (b)	2,240	2,376
Paraguay — 0.5%
Bioceanico Sovereign Certificate Ltd., Zero Coupon, 6/5/2034 (b)	5,688	4,628
Peru — 1.0%
Corp. Financiera de Desarrollo SA
2.40%, 9/28/2027 (a)	1,700	1,640
5.50%, 5/6/2030 (b)	1,190	1,219
Fondo MIVIVIENDA SA 4.63%, 4/12/2027 (b)	2,640	2,646
Peru LNG Srl, 5.38%, 3/22/2030 (a)	1,755	1,694
Petroleos del Peru SA 5.63%, 6/19/2047 (a)	2,824	1,992
		9,191
Poland — 0.5%
Bank Gospodarstwa Krajowego
6.25%, 10/31/2028 (b)	1,700	1,806
5.38%, 5/22/2033 (b)	2,670	2,771
		4,577
Russia — 0.0%
Vnesheconombank Via VEB Finance plc 5.94%, 11/21/2023 ‡ (a) (e)	3,090	— (j)
Saudi Arabia — 0.7%
Gaci First Investment Co. 4.88%, 2/14/2035 (a)	4,600	4,602
Greensaif Pipelines Bidco SARL 6.51%, 2/23/2042 (b)	1,820	1,980
		6,582
South Africa — 0.3%
Eskom Holdings 6.35%, 8/10/2028 (a)	2,900	2,988
Trinidad And Tobago — 0.2%
Trinidad Generation UnLtd 7.75%, 6/16/2033 (b)	1,770	1,823
Turkey — 0.8%
Akbank TAS (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.27%), 9.37%, 3/14/2029 (a) (f) (g) (h) (i)	1,000	1,044
TC Ziraat Bankasi A/S
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.62%), 8.38%, 11/5/2030 (b) (f) (g) (h) (i)	2,400	2,415
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.33%), 8.99%, 8/2/2034 (b) (f) (i)	1,220	1,289
Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (a)	700	702
Turkiye Garanti Bankasi A/S (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.09%), 8.38%, 2/28/2034 (a) (i)	1,500	1,562
Turkiye Varlik Fonu Yonetimi A/S 8.25%, 2/14/2029 (a)	600	640
		7,652
Ukraine — 0.1%
NPC Ukrenergo 6.88%, 11/9/2028 (b) (e)	1,044	866

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Arab Emirates — 1.4%
Adnoc Murban Rsc Ltd. 5.13%, 9/11/2054 (b)	3,600	3,452
DAE Sukuk Difc Ltd. 4.50%, 10/16/2030 (b)	2,800	2,779
DP World Ltd.
6.85%, 7/2/2037 (a)	1,600	1,830
5.63%, 9/25/2048 (a)	2,173	2,159
MDGH GMTN RSC Ltd.
2.88%, 11/7/2029 (b)	1,465	1,394
2.88%, 11/7/2029 (a)	400	381
2.50%, 6/3/2031 (a)	800	730
5.50%, 4/28/2033 (a)	400	424
		13,149
Uzbekistan — 0.4%
Navoi Mining & Metallurgical Combinat 6.70%, 10/17/2028 (b)	453	469
Navoiyuran State Enterprise 6.70%, 7/2/2030 (b)	2,000	2,010
Uzbekneftegaz JSC 4.75%, 11/16/2028 (a)	1,600	1,515
		3,994
Venezuela, Bolivarian Republic of — 0.6%
Petroleos de Venezuela SA
8.50%, 10/27/2020 (a) (e)	825	824
9.00%, 11/17/2021 (a) (e)	1,510	378
6.00%, 11/15/2026 (a) (e)	3,900	948
5.38%, 4/12/2027 (a) (e)	14,058	3,398
9.75%, 5/17/2035 (a) (e)	2,500	672
		6,220
Total Corporate Bonds (Cost $193,102)		195,470
U.S. Treasury Obligations — 0.4%
United States — 0.4%
U.S. Treasury Notes, 4.00%, 12/15/2025 (k) (Cost $3,546)	3,546	3,546
	SHARES (000)
Short-Term Investments — 4.4%
Investment Companies — 4.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.96% (l) (m) (Cost $41,737)	41,722	41,738
Total Investments — 98.4% (Cost $888,535)		933,747
Other Assets in Excess of Liabilities — 1.6%		15,288
NET ASSETS — 100.0%		949,035

Percentages indicated are based on net assets.

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
Abbreviations
BRL	Brazilian Real
CJSC	Closed Joint Stock Company
EGP	Egyptian Pound
EUR	Euro
GMTN	Global Medium Term Note
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

JSC	Joint Stock Company
MXN	Mexican Peso
PT	Limited liability company
PYG	Paraguay Guarani
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2025.

(d)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2025.

(e)	Defaulted security.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at November 30, 2025 is $12,479 or 1.31% of the Fund’s net
assets as of November 30, 2025.

(g)	Security is an interest bearing note with preferred security characteristics.
(h)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2025.

(i)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2025.
(j)	Value is zero.
(k)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of November 30, 2025.
Futures contracts outstanding as of November 30, 2025 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 5 Year Note	1,368	03/31/2026	USD	150,159	144

Abbreviations
USD	United States Dollar

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of November 30, 2025 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	10,240	EUR	8,787	BNP Paribas	12/22/2025	32
USD	9,415	ZAR	161,293	HSBC Bank, NA	12/22/2025	4
EGP	398,188	USD	6,990	Goldman Sachs International**	3/12/2026	1,044
Total unrealized appreciation						1,080
BRL	24,919	USD	4,656	Standard Chartered Bank**	12/22/2025	(9)
EUR	2,066	USD	2,411	Citibank, NA	12/22/2025	(12)
USD	3,952	MXN	72,920	BNP Paribas	12/22/2025	(24)
USD	2,952	EGP	156,268	BNP Paribas**	3/12/2026	(200)
USD	2,131	EGP	129,557	Goldman Sachs International**	3/12/2026	(483)
Total unrealized depreciation						(728)
Net unrealized appreciation						352

Abbreviations
BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of November 30, 2025 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.44-V1	1.00	Quarterly	12/20/2030	1.35	USD 45,300	943	(315)	628

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under Securities and Exchange Commission Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
(Dollar values in thousands)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds
Azerbaijan	$—	$503	$—	$503
Bahrain	—	4,530	—	4,530
Brazil	—	5,277	—	5,277
Chile	—	20,564	—	20,564
Colombia	—	11,979	—	11,979
Costa Rica	—	2,024	—	2,024
Guatemala	—	759	—	759
India	—	4,973	—	4,973
Indonesia	—	5,483	—	5,483
Jamaica	—	1,840	—	1,840
Kazakhstan	—	4,544	—	4,544
Macau	—	378	—	378
Mexico	—	60,024	—	60,024
Morocco	—	8,546	—	8,546
Oman	—	2,376	—	2,376
Paraguay	—	4,628	—	4,628
Peru	—	9,191	—	9,191
Poland	—	4,577	—	4,577
Russia	—	—	—(a )	—(a )
Saudi Arabia	—	6,582	—	6,582
South Africa	—	2,988	—	2,988
Trinidad And Tobago	—	1,823	—	1,823
Turkey	—	7,652	—	7,652
Ukraine	—	866	—	866
United Arab Emirates	—	13,149	—	13,149
Uzbekistan	—	3,994	—	3,994
Venezuela, Bolivarian Republic of	—	6,220	—	6,220
Total Corporate Bonds	—	195,470	— (a)	195,470
Foreign Government Securities	—	692,993	—	692,993
U.S. Treasury Obligations	—	3,546	—	3,546
Short-Term Investments
Investment Companies	41,738	—	—	41,738
Total Investments in Securities	$41,738	$892,009	$— (a)	$933,747
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,080	$—	$1,080
Futures Contracts	144	—	—	144
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(728)	$—	$(728)
Swaps	—	(315)	—	(315)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$144	$37	$—	$181

(a)	Value is zero.

JPMorgan Emerging Markets Debt Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
(Dollar values in thousands)
B. Investment Transactions with Affiliates— The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2025
Security Description	Value at February 28, 2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2025	Shares at November 30, 2025	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.96% (a) (b)	$30,349	$417,596	$406,202	$(2)	$(3)	$41,738	41,722	$1,070	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2025.
C. Derivatives— The Fund used derivative instruments including futures contracts and forward foreign currency contracts, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts— The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short

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futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the

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reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.